Litigation and commitments	12 Months Ended
Dec. 31, 2023
Analysis of income and expense [abstract]
Litigation and commitments	Litigation and commitments
Litigation
In the ordinary course of business, the Entity is party to various legal proceedings. The Entity is not involved in any litigation or arbitration proceeding for which the Entity believes it is not adequately insured or indemnified, or which, if determined adversely, would have a material adverse effect on the Entity or its financial position, results of operations or cash flows.
Commitments
As mentioned in Note 8, all rights to construction, improvements and infrastructure built by the Entity in the Queretaro Aerospace Park and in the DSP, Park automatically revert to the government of the State of Queretaro and to Nissan at the end of the concessions, which is approximately in 41 and 34 years, respectively.